UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7177

Name of Fund: Merrill Lynch Mid Cap Value Fund of The Asset Program,
Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc., 800
Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/03

Date of reporting period: 02/01/02 - 1/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
January 31, 2003


Merrill Lynch
Mid Cap Value Fund


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Mid Cap Value Fund,
A Series of The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH MID CAP VALUE FUND


Important Tax
Information
(unaudited)


Of the ordinary income distributions paid by Merrill Lynch Mid Cap Value Fund to shareholders of record on July 15, 2002, 22.33% qualifies for the dividends received deductions for corporations. Additionally, the Fund distributed long-term capital gains of $.025920 per share to shareholders of record on July 15, 2002.

Please retain this information for your records.



Merrill Lynch Mid Cap Value Fund, January 31, 2003


DEAR SHAREHOLDER


Fiscal Year in Review
For the fiscal year ended January 31, 2003, Merrill Lynch Mid Cap Value Fund significantly underperformed the unmanaged Standard & Poor's (S&P) MidCap 400 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were -25.92%, -26.75%, -26.73% and -26.12%, respectively, compared to the total return of -16.58% for the S&P MidCap 400 Index. (Fund results shown do not reflect sales charges, results would be lower if sales charges were included. Complete performance information can be found on pages
4 - 6 of this report to shareholders.)

The downward trend in equity markets continued during the fiscal year ended January 31, 2003. After sharply outperforming in the first six months, mid cap stocks performed comparably to large cap stocks during the second half of the fiscal year. However, for the entire period the S&P MidCap 400 Index surpassed the unmanaged S&P 500 Index of large cap stocks by 6.44 percentage points. The differential between value and growth was also significant with value stocks outperforming growth stocks in the S&P MidCap 400 Index by 7.03 percentage points.

The energy and consumer staples sectors in the S&P MidCap 400 Index posted positive returns for the 12-month period ended January 31, 2003, while the other nine sectors all posted losses. Declines were most severe in the telecommunication services and information technology sectors, which declined 47% and 41%, respectively. The primary reason for the Fund's performance relative to the S&P MidCap 400 Index was adverse stock selection in the information technology, consumer staples and industrials sectors. Stock selection in the health care sector contributed favorably to performance. Our contrarian investment style hindered performance during a period when investors favored predictable earnings and companies that could be easily analyzed. The Fund focuses on companies experiencing a temporary interruption of their long-term operating performance where, based on our fundamental research and discussions with management, we believe the company can return to above-average earnings potential.

Individual stocks that most benefited the Fund's performance included shares of Boston Scientific Corp., a medical device manufacturer; XTO Energy, Inc., a producer of natural gas; and Burlington Resources, Inc., an oil and gas exploration and production company. Shares of Boston Scientific Corp. benefited from improved earnings and significant advances in the company's drug-coated cardiac stent program. Shares of XTO Energy and Burlington Resources also appreciated based on increased asset values and improved earnings prospects on surging energy prices.

Stocks that detracted from the Fund's performance during the fiscal year were primarily in technology-related areas. They included Convergys Corp., a provider of customer billing, and Parametric Technology Corporation, a software provider of lifecycle management solutions. However, we are committed to the Fund's investments in Convergys and Parametric Technology. Both companies have a large base of corporate customers, generate significant revenues, have strong balance sheets, and are expected to show improved profitability even without help from a rebound in corporate spending. When the U.S. economy eventually rebounds, these companies should experience an even greater boost. Liberate Technologies, Inc., a software platform provider for cable and interactive television customers, also hindered Fund results as the company experienced an abrupt slowdown in its end markets.

The Fund began the fiscal year overweighted in the information technology sector, compared to the S&P MidCap 400 Index, which detracted from Fund results. We significantly increased the Fund's energy sector exposure early in the fiscal year, bringing the Fund to an overweighted position. Energy stocks were the best-performing sector within the S&P MidCap 400 Index (+8.13%), and the Fund's energy holdings had a positive impact on results during the 12-month period. Uncertainties concerning a potential conflict in the Middle East led to higher energy prices and supported the positive relative and absolute performance of the energy sector during the year.


In Conclusion
The Fund produced negative returns for the fiscal year ended January 31, 2003 and performed below the S&P MidCap 400 Index. Although we are disappointed with the Fund's 12-month results, the Fund has provided positive returns over the three-year period ended January 31, 2003, while many equity mutual funds reflect losses for the same three-year period. We remain committed to our research-intensive process of investing in out-of-favor mid cap stocks. This process has generated favorable returns over time, and we believe that short-term volatility in the markets can provide attractive longer-term investment opportunities.

We thank you for your continued investment in Merrill Lynch Mid Cap Value Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(R. Elise Baum)
R. Elise Baum
Senior Vice President and
Portfolio Manager



March 10, 2003



PORTFOLIO INFORMATION (unaudited)


As of January 31, 2003



                                        Percent of
Ten Largest Equity Holdings             Net Assets

Symbol Technologies, Inc.                   3.1%
Knight Trading Group, Inc.                  2.7
Protective Life Corporation                 2.3
McKesson HBOC, Inc.                         2.2
Raytheon Company                            2.1
Cendant Corporation                         2.1
Outback Steakhouse, Inc.                    2.1
Smurfit-Stone Container Corporation         2.0
Becton, Dickinson and Company               1.9
CNF Transportation Inc.                     1.9



                                        Percent of
Five Largest Industries*                Net Assets

Banks                                       8.1%
Diversified Financials                      7.3
Oil & Gas                                   5.6
Aerospace & Defense                         5.3
Commercial Services & Supplies              5.1


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.




Merrill Lynch Mid Cap Value Fund, January 31, 2003


PERFORMANCE DATA (unaudited)


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Mid Cap Value Fund++ Class A and Class B Shares* compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


ML Mid Cap Value Fund++
Class A Shares*

Date                              Value

02/01/1995**                    $ 9,475.00
January 1996                    $11,379.00
January 1997                    $14,019.00
January 1998                    $16,419.00
January 1999                    $17,816.00
January 2000                    $18,274.00
January 2001                    $24,489.00
January 2002                    $27,075.00
January 2003                    $20,057.00


ML Mid Cap Value Fund++
Class B Shares*

Date                              Value

02/01/1995**                    $10,000.00
January 1996                    $11,889.00
January 1997                    $14,480.00
January 1998                    $16,784.00
January 1999                    $18,013.00
January 2000                    $18,274.00
January 2001                    $24,213.00
January 2002                    $26,501.00
January 2003                    $19,411.00


S&P MidCap 400 Index++++

Date                              Value

02/28/1995**                    $10,000.00
January 1996                    $12,493.00
January 1997                    $15,230.00
January 1998                    $19,044.00
January 1999                    $22,224.00
January 2000                    $25,781.00
January 2001                    $31,866.00
January 2002                    $30,816.00
January 2003                    $25,707.00



A line graph illustrating the growth of a $10,000 investment in ML Mid Cap Value Fund++ Class C and Class D Shares* compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


ML Mid Cap Value Fund++
Class C Shares*

Date                              Value

02/01/1995**                    $10,000.00
January 1996                    $11,889.00
January 1997                    $14,483.00
January 1998                    $16,790.00
January 1999                    $18,004.00
January 2000                    $18,252.00
January 2001                    $24,193.00
January 2002                    $26,462.00
January 2003                    $19,391.00


ML Mid Cap Value Fund++
Class D Shares*

Date                              Value

02/01/1995**                    $ 9,475.00
January 1996                    $11,360.00
January 1997                    $13,952.00
January 1998                    $16,308.00
January 1999                    $17,644.00
January 2000                    $18,059.00
January 2001                    $24,138.00
January 2002                    $26,627.00
January 2003                    $19,673.00


S&P MidCap 400 Index++++

Date                              Value

02/28/1995**                    $10,000.00
January 1996                    $12,493.00
January 1997                    $15,230.00
January 1998                    $19,044.00
January 1999                    $22,224.00
January 2000                    $25,781.00
January 2001                    $31,866.00
January 2002                    $30,816.00
January 2003                    $25,707.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Mid Cap Value Fund invests in common stocks of mid cap companies.
++++This unmanaged Index measures the performance of the mid-size company segment of the U.S. market. The starting date for the Index in each graph is from 2/28/95.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 1/31/03                    -25.92%        -29.81%
Five Years Ended 1/31/03                  + 4.08         + 2.97
Inception (2/01/95) through 1/31/03       + 9.83         + 9.09

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 1/31/03                    -26.75%        -29.61%
Five Years Ended 1/31/03                  + 2.95         + 2.64
Inception (2/01/95) through 1/31/03       + 8.65         + 8.65

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 1/31/03                    -26.73%        -27.45%
Five Years Ended 1/31/03                  + 2.92         + 2.92
Inception (2/01/95) through 1/31/03       + 8.63         + 8.63

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 1/31/03                    -26.12%        -30.00%
Five Years Ended 1/31/03                  + 3.82         + 2.71
Inception (2/01/95) through 1/31/03       + 9.57         + 8.83

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Mid Cap Value Fund, January 31, 2003


PERFORMANCE DATA (unaudited) (concluded)

Recent
Performance
Results

                                               6-Month        12-Month    Since Inception
As of January 31, 2003                       Total Return   Total Return    Total Return
ML Mid Cap Value Fund Class A Shares*           -4.25%         -25.92%        +111.68%
ML Mid Cap Value Fund Class B Shares*           -4.88          -26.75         + 94.11
ML Mid Cap Value Fund Class C Shares*           -4.81          -26.73         + 93.91
ML Mid Cap Value Fund Class D Shares*           -4.43          -26.12         +107.63
S&P MidCap 400 Index**                          -5.05          -16.58         +157.12

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 2/01/95.
**This widely recognized, unmanaged Index measures the performance of the mid-size company segment of the U.S. market. The since inception total return is from 2/28/95.



SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

NORTH                           Shares                                                                           Percent of
AMERICA      Industry*           Held                        Investments                               Value     Net Assets
Canada       Auto Components     33,300   Magna International, Inc. (Class A)                       $  1,898,100       0.7%

                                          Total Investments in Canada (Cost--$1,790,253)               1,898,100        0.7


United       Aerospace &         56,000   Northrop Grumman Corporation                                 5,118,960        1.9
States       Defense            190,800   Raytheon Company                                             5,741,172        2.1
                                148,800   ++Triumph Group, Inc.                                        3,749,760        1.3
                                                                                                    ------------     ------
                                                                                                      14,609,892        5.3

             Air Freight &      175,900   CNF Transportation Inc.                                      5,298,108        1.9
             Logistics

             Banks               43,200   Bank of Hawaii Corporation                                   1,315,872        0.5
                                228,900   Banknorth Group, Inc.                                        5,191,452        1.9
                                149,404   Charter One Financial, Inc.                                  4,319,270        1.6
                                134,800   Compass Bancshares, Inc.                                     4,304,164        1.6
                                132,475   First Midwest Bancorp, Inc.                                  3,486,742        1.3
                                252,100   Sovereign Bancorp, Inc.                                      3,433,602        1.2
                                                                                                    ------------     ------
                                                                                                      22,051,102        8.1

             Biotechnology      104,300   ++Applera Corporation--Celera Genomics Group                   967,904        0.3
                                 20,600   ++Biogen, Inc.                                                 787,744        0.3
                                186,900   ++Incyte Genomics, Inc.                                        814,884        0.3
                                134,000   ++Maxygen Inc.                                                 974,180        0.4
                                 61,900   ++Medarex, Inc.                                                210,460        0.1
                                150,998   ++Millennium Pharmaceuticals, Inc.                           1,114,365        0.4
                                 48,400   ++Vertex Pharmaceuticals Incorporated                          668,404        0.2
                                                                                                    ------------     ------
                                                                                                       5,537,941        2.0

             Commercial         516,600   ++Cendant Corporation                                        5,723,928        2.1
             Services &         398,400   ++Convergys Corporation                                      5,079,600        1.8
             Supplies           138,000   ++Valassis Communications, Inc.                              3,209,880        1.2
                                                                                                    ------------     ------
                                                                                                      14,013,408        5.1

             Construction &      56,600   Fluor Corporation                                            1,683,284        0.6
             Engineering

             Construction       153,700   Martin Marietta Materials, Inc.                              4,488,040        1.6
             Materials

             Containers &       393,700   ++Smurfit-Stone Container Corporation                        5,555,107        2.0
             Packaging

             Diversified         19,500   iShares Russell 2000 Index Fund                              1,447,485        0.5
             Financials         205,100   Janus Capital Group Inc.                                     2,602,719        0.9
                              1,423,700   ++Knight Trading Group, Inc.                                 7,260,870        2.7
                                 50,200   S&P 500 Depositary Receipts (a)                              4,320,714        1.6
                                 57,600   S&P MidCap 400 Depositary Receipts (b)                       4,408,128        1.6
                                                                                                    ------------     ------
                                                                                                      20,039,916        7.3

             Electric            91,900   Cinergy Corp.                                                2,913,230        1.1
             Utilities

             Electronic          39,400   Diebold, Incorporated                                        1,379,394        0.5
             Equipment &      1,014,200   Symbol Technologies, Inc.                                    8,549,706        3.1
             Instruments        115,100   ++Tech Data Corporation                                      2,868,292        1.1
                                                                                                    ------------     ------
                                                                                                      12,797,392        4.7

             Energy             114,700   ++BJ Services Company                                        3,506,379        1.3
             Equipment &        169,300   Diamond Offshore Drilling, Inc.                              3,609,476        1.3
             Service            145,000   Halliburton Company                                          2,720,200        1.0
                                                                                                    ------------     ------
                                                                                                       9,836,055        3.6

             Food Products      323,895   Archer-Daniels-Midland Company                               3,902,935        1.4
                                 52,052   ++Dean Foods Company                                         2,020,659        0.8
                                288,800   ++Smithfield Foods, Inc.                                     5,221,504        1.9
                                                                                                    ------------     ------
                                                                                                      11,145,098        4.1

             Health Care         75,600   Bausch & Lomb Incorporated                                   2,513,700        0.9
             Equipment &        162,500   Becton, Dickinson and Company                                5,330,000        1.9
             Supplies            37,500   C.R. Bard, Inc.                                              2,125,500        0.8
                                                                                                    ------------     ------
                                                                                                       9,969,200        3.6

             Health Care        213,500   McKesson HBOC, Inc.                                          6,069,805        2.2
             Providers &        271,400   ++Quintiles Transnational Corp.                              3,449,494        1.3
             Services                                                                               ------------     ------
                                                                                                       9,519,299        3.5

             Hotels,            172,000   ++Outback Steakhouse, Inc.                                   5,615,800        2.1
             Restaurants &       49,600   ++YUM! Brands, Inc.                                          1,149,728        0.4
             Leisure                                                                                ------------     ------
                                                                                                       6,765,528        2.5



Merrill Lynch Mid Cap Value Fund, January 31, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

NORTH AMERICA                   Shares                                                                           Percent of
(concluded)  Industry*           Held                        Investments                               Value     Net Assets
United       Household           35,100   ++Toll Brothers, Inc.                                     $    706,212       0.3%
States       Durables
(concluded)
             IT Consulting &    145,500   ++Computer Sciences Corporation                              4,452,300        1.6
             Services           166,800   ++Sungard Data Systems Inc.                                  3,242,592        1.2
                                                                                                    ------------     ------
                                                                                                       7,694,892        2.8

             Insurance          143,400   ACE Limited                                                  4,223,130        1.6
                                234,200   Protective Life Corporation                                  6,353,846        2.3
                                                                                                    ------------     ------
                                                                                                      10,576,976        3.9

             Internet           391,500   ++DoubleClick Inc.                                           2,454,705        0.9
             Software &         648,500   ++EarthLink, Inc.                                            3,437,050        1.3
             Services         2,446,500   ++Vignette Corporation                                       3,841,005        1.4
                                                                                                    ------------     ------
                                                                                                       9,732,760        3.6

             Machinery           62,900   Eaton Corporation                                            4,470,932        1.6
                                 61,400   ITT Industries, Inc.                                         3,448,224        1.3
                                                                                                    ------------     ------
                                                                                                       7,919,156        2.9

             Media              129,300   Harte-Hanks, Inc.                                            2,376,534        0.8
                                 39,600   The Interpublic Group of Companies, Inc.                       509,652        0.2
                                 47,900   Knight Ridder, Inc.                                          3,243,788        1.2
                                621,300   ++Paxson Communications Corporation                          1,422,777        0.5
                                252,000   The Reader's Digest Association, Inc. (Class A)              3,245,760        1.2
                                                                                                    ------------     ------
                                                                                                      10,798,511        3.9

             Metals & Mining     52,100   Nucor Corporation                                            2,079,311        0.8

             Multi-Utilities    195,650   El Paso Corporation                                          1,651,286        0.6
             & Unregulated
             Power

             Multiline Retail    50,300   ++Dollar Tree Stores, Inc.                                   1,098,552        0.4
                                190,100   ++Federated Department Stores, Inc.                          4,946,402        1.8
                                216,600   J.C. Penney Company, Inc.                                    4,199,874        1.5
                                                                                                    ------------     ------
                                                                                                      10,244,828        3.7

             Oil & Gas           83,200   Burlington Resources Inc.                                    3,669,120        1.4
                                110,400   Noble Energy, Inc.                                           3,941,280        1.4
                                122,200   Sunoco, Inc.                                                 3,827,304        1.4
                                136,700   Unocal Corporation                                           3,807,095        1.4
                                                                                                    ------------     ------
                                                                                                      15,244,799        5.6

             Real Estate        133,400   Trizec Properties, Inc.                                      1,215,274        0.4

             Semiconductor      635,100   ++Applied Micro Circuits Corporation                         2,292,711        0.8
             Equipment &
             Products

             Software           237,600   ++i2 Technologies, Inc.                                        235,224        0.1
                                372,100   Computer Associates International, Inc.                      4,974,977        1.8
                                887,600   ++Liberate Technologies, Inc.                                1,065,120        0.4
                              1,928,800   ++Parametric Technology Corporation                          4,455,528        1.6
                                431,000   ++TIBCO Software Inc.                                        2,396,360        0.9
                                                                                                    ------------     ------
                                                                                                      13,127,209        4.8

             Specialty Retail   157,500   ++American Eagle Outfitters, Inc.                            2,583,000        1.0
                                206,480   The Limited, Inc.                                            2,599,583        1.0
                                 98,300   The Talbots, Inc.                                            2,554,817        0.9
                                142,700   ++United Rentals, Inc.                                       1,474,091        0.5
                                                                                                    ------------     ------
                                                                                                       9,211,491        3.4

                                          Total Investments in the United States
                                          (Cost--$313,221,366)                                       258,718,016       94.5


                                          Total Investments in North America
                                          (Cost--$315,011,619)                                       260,616,116       95.2




SHORT-TERM
SECURITIES                                                   Issue
             Common Stock   $16,155,990   Merrill Lynch Premier Institutional Fund (c)(d)             16,155,990        5.9



                             Partnership
                              Interest

             Partnership     13,049,086   Merrill Lynch Liquidity Series, LLC Cash Sweep
             Interest                     Series I (d)                                                13,049,086        4.8
                             19,746,211   Merrill Lynch Liquidity Series, LLC Money Market
                                          Series (c)(d)                                               19,746,211        7.2
                                                                                                    ------------     ------
                                                                                                      32,795,297       12.0

                                          Total Investments in Short-Term Securities
                                          (Cost--$48,951,287)                                         48,951,287       17.9


             Total Investments (Cost--$363,962,906)                                                  309,567,403      113.1
             Liabilities in Excess of Other Assets                                                  (35,956,945)       13.1
                                                                                                    ------------     ------
             Net Assets                                                                             $273,610,458     100.0%
                                                                                                    ============     ======

++Non-income producing security.
*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a) Represents ownership in SPDR Trust Series 1, a registered unit investment trust. The investment objective of SPDR Trust Series 1 is to provide investment results that generally correspond to the price and yield performance of the component stocks of the S&P 500 Index.
(b) Represents ownership in MidCap SPDR Trust Series 1, a registered unit investment trust. The investment objective of the MidCap SPDR
Trust Series 1 is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P MidCap 400 Index.
(c) Security was purchased with the cash proceeds from securities loans.
(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                    Dividend/
                                         Net        Interest
Affiliate                              Activity      Income

Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I              $13,049,086     $45,053

Merrill Lynch Liquidity Series,
LLC Money Market Series              $19,746,211      25,816

Merrill Lynch Premier
Institutional Fund                    16,155,990      48,779

Merrill Lynch
Institutional Fund                            --       2,953


See Notes to Financial Statements.



Merrill Lynch Mid Cap Value Fund, January 31, 2003


STATEMENT OF ASSETS AND LIABILITIES

                  As of January 31, 2003
Assets:           Investments, at value (including securities loaned of $35,378,350)
                  (identified cost--$363,962,906)                                                            $  309,567,403
                  Receivables:
                     Securities sold                                                       $    2,902,595
                     Capital shares sold                                                          655,193
                     Dividends                                                                    200,679
                     Interest                                                                      18,671
                     Loaned securities income                                                       4,013         3,781,151
                                                                                           --------------
                  Prepaid registration fees                                                                          38,792
                                                                                                             --------------
                  Total assets                                                                                  313,387,346
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                      35,902,201
                  Payables:
                     Securities purchased                                                       2,659,527
                     Capital shares redeemed                                                      684,097
                     Investment adviser                                                           181,034
                     Distributor                                                                  171,169         3,695,827
                                                                                           --------------
                  Accrued expenses and other liabilities                                                            178,860
                                                                                                             --------------
                  Total liabilities                                                                              39,776,888
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  273,610,458
                                                                                                             ==============

Net Assets        Class A Shares of Capital Stock, $.10 par value, 6,250,000
Consist of:       shares authorized                                                                          $      477,642
                  Class B Shares of Capital Stock, $.10 par value, 25,000,000
                  shares authorized                                                                                 972,348
                  Class C Shares of Capital Stock, $.10 par value, 6,250,000
                  shares authorized                                                                                 565,900
                  Class D Shares of Capital Stock, $.10 par value, 6,250,000
                  shares authorized                                                                                 256,394
                  Paid-in capital in excess of par                                                              345,359,368
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                              $  (19,625,691)
                  Unrealized depreciation on investments--net                                (54,395,503)
                                                                                           --------------
                  Total accumulated losses--net                                                                (74,021,194)
                                                                                                             --------------
                  Net assets                                                                                 $  273,610,458
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $59,125,272 and 4,776,416
Value:                     shares outstanding                                                                $        12.38
                                                                                                             ==============
                  Class B--Based on net assets of $115,747,760 and 9,723,477
                           shares outstanding                                                                $        11.90
                                                                                                             ==============
                  Class C--Based on net assets of $67,233,358 and 5,659,001
                           shares outstanding                                                                $        11.88
                                                                                                             ==============
                  Class D--Based on net assets of $31,504,068 and 2,563,941
                           shares outstanding                                                                $        12.29
                                                                                                             ==============


See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Year Ended January 31, 2003
Investment        Dividends (net of $7,675 foreign withholding tax)                                          $    3,179,974
Income:           Interest                                                                                          435,134
                  Securities lending--net                                                                            77,548
                                                                                                             --------------
                  Total income                                                                                    3,692,656
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    2,152,688
                  Account maintenance and distribution fees--Class B                            1,451,275
                  Account maintenance and distribution fees--Class C                              810,231
                  Transfer agent fees--Class B                                                    508,061
                  Transfer agent fees--Class C                                                    298,355
                  Transfer agent fees--Class A                                                    206,565
                  Accounting services                                                             190,008
                  Transfer agent fees--Class D                                                    110,559
                  Professional fees                                                               100,267
                  Account maintenance fees--Class D                                                91,286
                  Printing and shareholder reports                                                 85,440
                  Registration fees                                                                74,307
                  Custodian fees                                                                   63,117
                  Directors' fees and expenses                                                     20,602
                  Pricing fees                                                                        885
                  Other                                                                            23,006
                                                                                           --------------
                  Total expenses                                                                                  6,186,652
                                                                                                             --------------
                  Investment loss--net                                                                          (2,493,996)
                                                                                                             --------------

Realized &        Realized gain (loss) on:
Unrealized           Investments--net                                                        (14,561,130)
Gain (Loss) on       Foreign currency transactions--net                                               363      (14,560,767)
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on investments--net                           (91,293,370)
Transactions--                                                                                               --------------
Net:              Total realized and unrealized losses on investments and foreign
                  currency transactions--net                                                                  (105,854,137)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $(108,348,133)
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Mid Cap Value Fund, January 31, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
                                                                                                      January 31,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment loss--net                                                     $  (2,493,996)    $  (1,207,526)
                  Realized gain (loss) on investments and foreign currency
                  transactions--net                                                          (14,560,767)         7,915,479
                  Change in unrealized appreciation/depreciation on investments--net         (91,293,370)        17,949,355
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets resulting from operations           (108,348,133)        24,657,308
                                                                                           --------------    --------------

Distributions to  Realized gain on investments--net:
Shareholders:        Class A                                                                  (1,392,154)       (1,140,359)
                     Class B                                                                  (3,274,325)       (4,329,079)
                     Class C                                                                  (1,874,541)       (2,166,621)
                     Class D                                                                    (832,980)         (704,981)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from distributions to
                  shareholders                                                                (7,374,000)       (8,341,040)
                                                                                           --------------    --------------

Capital Share     Net increase in net assets derived from capital share transactions           37,995,068       218,957,063
Transactions:                                                                              --------------    --------------

Net Assets:       Total increase (decrease) in net assets                                    (77,727,065)       235,273,331
                  Beginning of year                                                           351,337,523       116,064,192
                                                                                           --------------    --------------
                  End of year                                                              $  273,610,458    $  351,337,523
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                                Class A
from information provided in the financial statements.
                                                                              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year           $  17.12     $  16.20     $  14.13     $  14.18     $  13.98
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                --++++          .03       --++++          .15          .11
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (4.42)         1.62         4.33          .22         1.05
                                                               --------     --------     --------     --------     --------
                  Total from investment operations               (4.42)         1.65         4.33          .37         1.16
                                                               --------     --------     --------     --------     --------
                  Less distributions from realized gain
                  on investments--net                             (.32)        (.73)       (2.26)        (.42)        (.96)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $  12.38     $  17.12     $  16.20     $  14.13     $  14.18
                                                               ========     ========     ========     ========     ========

Total             Based on net asset value per share           (25.92%)       10.56%       34.01%        2.57%        8.51%
Investment                                                     ========     ========     ========     ========     ========
Return:*

Ratios to         Expenses                                        1.12%        1.10%        1.47%        1.41%        1.45%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                  (.01%)         .19%       (.01%)         .98%         .75%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $ 59,125     $ 72,570     $  3,770     $    369     $    359
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             73.90%       98.94%      153.48%       52.89%       40.10%
                                                               ========     ========     ========     ========     ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements



Merrill Lynch Mid Cap Value Fund, January 31, 2003


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.
                                                                              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year           $  16.64     $  15.86     $  13.72     $  13.92     $  13.75
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment loss--net++                          (.15)        (.12)        (.11)        (.02)        (.05)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (4.29)         1.56         4.17          .22         1.03
                                                               --------     --------     --------     --------     --------
                  Total from investment operations               (4.44)         1.44         4.06          .20          .98
                                                               --------     --------     --------     --------     --------
                  Less distributions from realized gain
                  on investments--net                             (.30)        (.66)       (1.92)        (.40)        (.81)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $  11.90     $  16.64     $  15.86     $  13.72     $  13.92
                                                               ========     ========     ========     ========     ========

Total             Based on net asset value per share           (26.75%)        9.45%       32.50%        1.45%        7.32%
Investment                                                     ========     ========     ========     ========     ========
Return:*

Ratios to         Expenses                                        2.17%        2.17%        2.62%        2.51%        2.55%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment loss--net                          (1.05%)       (.78%)       (.80%)       (.11%)       (.35%)
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $115,748     $162,316     $ 67,062     $ 59,736     $ 62,419
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             73.90%       98.94%      153.48%       52.89%       40.10%
                                                               ========     ========     ========     ========     ========




The following per share data and ratios have been derived                                Class C
from information provided in the financial statements.
                                                                              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year           $  16.61     $  15.84     $  13.70     $  13.91     $  13.75
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment loss--net++                          (.15)        (.12)        (.12)        (.02)        (.06)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (4.27)         1.55         4.18          .21         1.03
                                                               --------     --------     --------     --------     --------
                  Total from investment operations               (4.42)         1.43         4.06          .19          .97
                                                               --------     --------     --------     --------     --------
                  Less distributions from realized gain
                  on investments--net                             (.31)        (.66)       (1.92)        (.40)        (.81)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $  11.88     $  16.61     $  15.84     $  13.70     $  13.91
                                                               ========     ========     ========     ========     ========

Total             Based on net asset value per share           (26.73%)        9.38%       32.55%        1.38%        7.23%
Investment                                                     ========     ========     ========     ========     ========
Return:*

Ratios to         Expenses                                        2.19%        2.19%        2.65%        2.55%        2.58%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment loss--net                          (1.07%)       (.79%)       (.84%)       (.15%)       (.39%)
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $ 67,233     $ 80,227     $ 37,475     $ 32,543     $ 31,188
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             73.90%       98.94%      153.48%       52.89%       40.10%
                                                               ========     ========     ========     ========     ========




The following per share data and ratios have been derived                                Class D
from information provided in the financial statements.
                                                                              For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year           $  17.04     $  16.14     $  14.05     $  14.13     $  13.94
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                 (.04)       --++++       --++++          .11          .07
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (4.40)         1.60         4.27          .22         1.04
                                                               --------     --------     --------     --------     --------
                  Total from investment operations               (4.44)         1.60         4.27          .33         1.11
                                                               --------     --------     --------     --------     --------
                  Less distributions from realized gain
                  on investments--net                             (.31)        (.70)       (2.18)        (.41)        (.92)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $  12.29     $  17.04     $  16.14     $  14.05     $  14.13
                                                               ========     ========     ========     ========     ========

Total             Based on net asset value per share           (26.12%)       10.31%       33.66%        2.35%        8.19%
Investment                                                     ========     ========     ========     ========     ========
Return:*

Ratios to         Expenses                                        1.37%        1.36%        1.78%        1.67%        1.70%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                  (.26%)       (.02%)         .02%         .73%         .50%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $ 31,504     $ 36,225     $  7,757     $  5,913     $  6,236
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             73.90%       98.94%      153.48%       52.89%       40.10%
                                                               ========     ========     ========     ========     ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Mid Cap Value Fund, January 31, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Fund (the "Fund") is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act as an open-end management investment company. The Fund is classified as diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers five classes of shares under the Merrill Lynch Select
Pricing SM System. Effective February 4, 2003, the Fund began offering Class R Shares. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C, Class D and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Program's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which each Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $2,493,633 has been reclassified between paid-in capital in excess of par and accumulated net investment income. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund.




Merrill Lynch Mid Cap Value Fund, January 31, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account
                             Maintenance        Distribution
                                 Fee                Fee

Class B                         .25%               .75%
Class C                         .25%               .75%
Class D                         .25%                 --
Class R                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C, Class D and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended January 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                FAMD             MLPF&S

Class A                        $   45           $    811
Class D                        $7,220           $113,761


For the year ended January 31, 2003, MLPF&S received contingent deferred sales charges of $282,615 and $54,943 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $25 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of January 31, 2003, the Fund lent securities with a value of $10,695,120 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended January 31, 2003, MLIM, LLC received $33,036 in securities lending agent fees.

In addition, MLPF&S received $112,976 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the year ended January 31, 2003, the Fund reimbursed MLIM
$12,926 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2003 were $266,282,965 and $225,018,584, respectively.

Net realized gains (losses) for the year ended January 31, 2003 and net unrealized losses as of January 31, 2003 were as follows:


                                        Realized        Unrealized
                                     Gains (Losses)       Losses

Long-term investments             $ (14,561,510)     $ (54,395,503)
Short-term investments                       380                 --
Foreign currency transactions                363                 --
                                  --------------     --------------
Total                             $ (14,560,767)     $ (54,395,503)
                                  ==============     ==============


As of January 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $62,272,468, of which $9,879,667 related to appreciated securities and $72,152,135 related to depreciated securities. At January 31, 2003, the aggregate cost of investments for Federal income tax purposes was $371,839,870.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $37,995,068 and $218,957,063 for the years ended January 31, 2003 and January 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended January 31, 2003                   Shares           Amount

Shares sold                            4,805,105     $   72,268,015
Shares issued to shareholders in
reinvestment of distributions            103,179          1,339,256
                                   -------------     --------------
Total issued                           4,908,284         73,607,271
Shares redeemed                      (4,370,384)       (64,719,900)
                                   -------------     --------------
Net increase                             537,900     $    8,887,371
                                   =============     ==============



Class A Shares for the Year                               Dollar
Ended January 31, 2002                   Shares           Amount

Shares sold                            4,630,669     $   74,773,565
Shares issued to shareholders in
reinvestment of distributions             65,349          1,039,651
                                   -------------     --------------
Total issued                           4,696,018         75,813,216
Shares redeemed                        (690,280)       (10,867,441)
                                   -------------     --------------
Net increase                           4,005,738     $   64,945,775
                                   =============     ==============



Class B Shares for the Year                               Dollar
Ended January 31, 2003                   Shares           Amount

Shares sold                            3,462,321     $   52,641,677
Shares issued to shareholders in
reinvestment of distributions            233,947          2,936,025
                                   -------------     --------------
Total issued                           3,696,268         55,577,702
Automatic conversion of shares         (348,833)        (5,078,735)
Shares redeemed                      (3,379,906)       (45,358,371)
                                   -------------     --------------
Net increase (decrease)                 (32,471)     $    5,140,596
                                   =============     ==============



Class B Shares for the Year                               Dollar
Ended January 31, 2002                   Shares           Amount

Shares sold                            6,578,569     $  104,187,016
Shares issued to shareholders in
reinvestment of distributions            244,739          3,745,298
                                   -------------     --------------
Total issued                           6,823,308        107,932,314
Automatic conversion of shares         (244,015)        (3,834,201)
Shares redeemed                      (1,051,337)       (16,207,732)
                                   -------------     --------------
Net increase                           5,527,956     $   87,890,381
                                   =============     ==============



Class C Shares for the Year                               Dollar
Ended January 31, 2003                   Shares           Amount

Shares sold                            2,555,721     $   39,217,666
Shares issued to shareholders in
reinvestment of distributions            133,726          1,675,585
                                   -------------     --------------
Total issued                           2,689,447         40,893,251
Shares redeemed                      (1,860,313)       (24,805,121)
                                   -------------     --------------
Net increase                             829,134     $   16,088,130
                                   =============     ==============



Class C Shares for the Year                               Dollar
Ended January 31, 2002                   Shares           Amount

Shares sold                            2,937,992     $   46,484,652
Shares issued to shareholders in
reinvestment of distributions            121,326          1,854,257
                                   -------------     --------------
Total issued                           3,059,318         48,338,909
Shares redeemed                        (595,536)        (9,133,149)
                                   -------------     --------------
Net increase                           2,463,782     $   39,205,760
                                   =============     ==============



Class D Shares for the Year                               Dollar
Ended January 31, 2003                   Shares           Amount

Shares sold                            1,144,133     $   17,493,339
Automatic conversion of shares           339,530          5,078,735
Shares issued to shareholders in
reinvestment of distributions             60,450            779,799
                                   -------------     --------------
Total issued                           1,544,113         23,351,873
Shares redeemed                      (1,106,276)       (15,472,902)
                                   -------------     --------------
Net increase                             437,837     $    7,878,971
                                   =============     ==============



Class D Shares for the Year                               Dollar
Ended January 31, 2002                   Shares           Amount

Shares sold                            1,617,163     $   26,419,946
Automatic conversion of shares           238,665          3,834,201
Shares issued to shareholders in
reinvestment of distributions             40,558            637,028
                                   -------------     --------------
Total issued                           1,896,386         30,891,175
Shares redeemed                        (250,960)        (3,976,028)
                                   -------------     --------------
Net increase                           1,645,426     $   26,915,147
                                   =============     ==============




Merrill Lynch Mid Cap Value Fund, January 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended January 31, 2003.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended January 31, 2003 and January 31, 2002 was as follows:



                                      1/31/2003         1/31/2002

Distributions paid from:
   Ordinary income                 $   6,753,337      $   7,706,130
   Net long-term capital gains           620,663            634,910
                                   -------------      -------------
Total taxable distributions        $   7,374,000      $   8,341,040
                                   =============      =============



As of January 31, 2003, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                   $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                              (3,136,600)*
Unrealized losses--net                               (70,884,594)**
                                                     --------------
Total accumulated losses--net                        $ (74,021,194)
                                                     ==============


*On January 31, 2003, the Fund had a net capital loss carryforward of $3,136,600, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains. **The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.




INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Mid Cap Value Fund of
The Asset Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Mid Cap Value Fund as of January 31, 2003, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Mid Cap Value Fund as of January 31, 2003, the results of its operation, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
March 12, 2003




OFFICERS AND DIRECTORS

                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                        Position(s)   Length                                               Fund Complex      ships
                            Held     of Time                                               Overseen by      Held by
Name, Address & Age      with Fund    Served  Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*          President   1999 to  Chairman, Americas Region since 2001 and      117 Funds      None
P.O. Box 9011            and         present  Executive Vice President since 1983 of           162
Princeton,               Director    and      Fund Asset Management ("FAM") and Merrill     Portfolios
NJ 08543-9011                        1995 to  Lynch Investment Managers, L.P. ("MLIM");
Age: 62                              present  President of Merrill Lynch Mutual Funds
                                              since 1999; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") since 1993;
                                              President of Princeton Administrators,
                                              L.P. since 1988; Director of Financial Data
                                              Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; Executive Vice President of Princeton Services; and
President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




Merrill Lynch Mid Cap Value Fund, January 31, 2003


OFFICERS AND DIRECTORS (concluded)

                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                        Position(s)   Length                                               Fund Complex      ships
                            Held     of Time                                               Overseen by      Held by
Name, Address & Age      with Fund   Served*  Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors

James H. Bodurtha        Director    2002 to  Director and Executive Vice President          42 Funds      None
P.O. Box 9095                        present  of The China Business Group, Inc. since     60 Portfolios
Princeton,                                    1995; Chairman, Berkshire Holding
NJ 08543-9095                                 Corporation since 1982.
Age: 58


Joe Grills               Director    1995 to  Member of the Committee of Investment          42 Funds      Kimco
P.O. Box 9095                        present  of Employee Benefit Assets of the           60 Portfolios    Realty
Princeton,                                    Association of Financial Professionals                       Corporation
NJ 08543-9095                                 ("CIEBA") since 1986; Member of CIEBA's
Age: 67                                       Executive Committee since 1988; Member
                                              of the Investment Advisory Committees of
                                              the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director, LaSalle Street Fund from 1995 to
                                              2001; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998; Director, Montpelier Foundation
                                              since 1998 and Vice Chairman thereof since
                                              2000; Director, Kimco Realty since 1997;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member
                                              of the Investment Committee of the National
                                              Trust for Historic Preservation since 2000.


Herbert I. London        Director    2002 to  John M. Olin Professor of Humanities,          42 Funds      None
P.O. Box 9095                        present  New York University since 1993 and          60 Portfolios
Princeton,                                    Professor thereof since 1980; President
NJ 08543-9095                                 of Hudson Institute since 1997 and
Age: 63                                       Trustee thereof since 1980.


Andre F. Perold          Director    2002 to  George Gund Professor of Finance and           42 Funds      None
P.O. Box 9095                        present  Banking, Harvard Business School since      60 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director of Stockback.com since 2002;
Age: 50                                       Director of Quantec Limited from 1991 to
                                              1999; Director of Bulldogresearch.com from
                                              2000 to 2001; Director of Sanlam Investment
                                              Management from 1999 to 2001; Director of
                                              Genbel Securities since 1999; Director of
                                              Gensec Bank since 1999; Director of Sanlam
                                              Limited and Sanlam Life since 2001.


Roberta Cooper Ramo      Director    2002 to  Shareholder, Modrall, Sperling, Roehl,         42 Funds      Cooper's
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; Director,   60 Portfolios    Inc.;
Princeton,                                    Cooper's Inc. since 1999 and Chairman                        ECMC
NJ 08543-9095                                 thereof since 2000; Director, ECMC Group                     Group
Age: 60                                       since 2001.


Robert S. Salomon, Jr.   Director    1995 to  Principal of STI Management since 1994;        42 Funds      None
P.O. Box 9095                        present  Trustee of Commonfund from 1980 to 2001;    60 Portfolios
Princeton,                                    Director of Rye Country Day School
NJ 08543-9095                                 since 2001.
Age: 66


Stephen B. Swensrud      Director    1995 to  Chairman, Fernwood Advisors (investment        42 Funds      International
P.O. Box 9095                        present  adviser) since 1996; Principal of           60 Portfolios    Mobile
Princeton,                                    Fernwood Associates (financial                               Communi-
NJ 08543-9095                                 consultant) since 1975; Chairman of RPP                      cations,
Age: 69                                       Corporation since 1978; Director,                            Inc.
                                              International Mobile Communications since
                                              1998.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*  Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        1995 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011            President   present  since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,               and         and      1999; Vice President of FAMD since 1999.
NJ 08543-9011            Treasurer   1999 to
Age: 42                              present


Robert C. Doll, Jr.      Senior      1999 to  President and Global Chief Investment Officer of MLIM and member of the
P.O. Box 9011            Vice        present  Executive Management Committee of ML & Co., Inc. since 2001; Chief
Princeton,               President            Investment Officer, Senior Vice President and Co-Head of MLIM Americas
NJ 08543-9011                                 from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc.
Age: 48                                       from 1987 to 1999 and Executive Vice President from 1991 to 1999.


R. Elise Baum            Senior      2000 to  Managing Director (Equities) of MLIM since 2000; First Vice President of
P.O. Box 9011            Vice        present  MLIM from 1999 to 2000; Director of MLIM from 1997 to 1999.
Princeton,               President
NJ 08543-9011
Age: 42


Susan B. Baker           Secretary   2002 to  Director (Legal Advisory) of MLIM since 1999 and Vice President from
P.O. Box 9011                        present  1993 to 1999; Attorney associated with MLIM since 1987.
Princeton,
NJ 08543-9011
Age: 45


*Officers of the Fund serve at the pleasure of the Board of Directors.



Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Melvin R. Seiden, Director of Merrill Lynch Mid Cap Value Fund, has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.

Date: March 17, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.

Date: March 17, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Fund of The Asset Program, Inc.

Date: March 17, 2003